Exhibit 99.1

THE SECURITIES REPRESENTED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL OR SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

SKYE INTERNATIONAL, INC.
A Nevada Corporation

CONVERTIBLE DEBENTURE

$1,500,000.00	September 17, 2008

SKYE INTERNATIONAL, INC., a Nevada corporation (the “Company”), is indebted and, for value received, promises to pay to the order of Steven G. Mihaylo, as trustee under The Steven G. Mihaylo Trust (As Restated) dated December 13, 2001, on September 16, 2013 (the “Maturity Date”), (unless this Debenture shall have been sooner called for prepayment as herein provided), upon presentation of this Debenture, One Million Five Hundred Thousand Dollars ($1,500,000.00), or such lesser amount as may be outstanding hereunder and may be taken in such amounts and at such times as the undersigned requests prior to the Maturity Date (the “Principal Amount”) and to pay interest on the Principal Amount at a rate equal to Ten Percent (10%) per annum, compounded annually, from the date hereof until payment in full of this Note.

The Company covenants, promises and agrees as follows:

1.           Interest. All accrued and unpaid interest shall be payable on the Maturity Date.

2.           Prepayment.

2.1.           Conditions to be Satisfied.  This Debenture is subject to prepayment at the option of the Company in whole or in part prior to the Maturity Date at any time and from time to time without penalty or premium.

2.2.           Notice of Prepayment.  The Company may exercise its right to prepay this Debenture by giving notice (the “Prepayment Notice”) thereof to the holder of this Debenture as it appears on the books of the Company, which notice shall specify the terms of prepayment, the principal amount of the Debenture to be prepaid (the “Prepayment Amount”) and shall fix a date for prepayment (the “Prepayment Date”), which date shall not be less than thirty (30) days nor more than forty-five (45) days after the date of the Prepayment Notice.

2.3.           Amounts to be Paid.  On the Prepayment Date, the Company shall pay all accrued and unpaid interest on the Debenture up to and including the Prepayment Date and shall pay to the holder hereof a dollar amount equal to the Prepayment Amount.

3.           Conversion.

3.1.           Holder’s Right to Convert.  The holder of this Debenture shall have the right, at such holder’s option, at any time, to convert all or any portion of this Debenture into such number of fully paid and nonassessable shares of Common Stock of the Company as shall be provided herein.

3.2.           Notice of Conversion.  The holder of this Debenture may exercise the conversion right provided in this Section 3 by giving written notice (the “Conversion Notice”) to the Company of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Debenture. The number of shares of Common Stock that shall be issuable upon conversion of the Debenture shall equal the Principal Amount to be converted divided by Twenty-Five Cents ($0.25), subject to adjustment as provided in Section 4 hereof (the “Conversion Price”).

3.3.           Conversion Procedure.  Conversion shall be deemed to have been effected on the date the Conversion Notice is given (the “Conversion Date”). Within ten (10) business days after receipt of the Conversion Notice, the Company shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated by the holder of this Debenture in the Conversion Notice, a stock certificate or stock certificates of the Company representing the number of shares of Common Stock to which such holder is entitled and a check in payment of all interest accrued and unpaid on the Debenture up to and including the Conversion Date.

3.4.           Taxes. The Company shall pay all documentary, stamp or other transactional taxes and charges attributable to the issuance or delivery of shares of stock of the Company upon conversion; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the record holder of this Debenture.

3.5.           Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, unissued or treasury shares of Common Stock sufficient to effect the conversion of this Debenture.

4.           Adjustment of Conversion Price. The number of shares of Common Stock issuable upon the conversion of this Debenture and the Conversion Price shall be subject to adjustment as follows:

4.1.           Triggering Events for Adjustment.  In the case the Company shall

(a)            pay a dividend on the Common Stock in Common Stock or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock,

(b)            declare a dividend payable in cash on its Common Stock and at substantially the same time offer its shareholders a right to purchase new common stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock) from proceeds of such dividend (all Common Stock so issued shall be deemed to have been issued as a stock dividend),

(c)            subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock,

(d)            combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or

(e)            issue by reclassification of its Common Stock of the Company,

the number of shares of Common Stock issuable upon conversion of this Debenture immediately prior thereto shall be adjusted so that the holder of this Debenture shall be entitled to receive after the happening of any of the events described above that number and kind of shares as the holders would have received had such Debenture been converted immediately prior to the happening of such event or any record date with respect thereto.  Any adjustment made pursuant to this subdivision shall become effective immediately after the close of business on the record date in the case of a stock dividend and shall become effective immediately after the close of business on the record date in the case of a stock split, subdivision, combination or reclassification.

4.3.           Threshold for Adjustment.  Any adjustment in the numbers of shares of Common Stock issuable hereunder otherwise required to be made by this Section will not have to be made if such adjustment would not require an increase or decrease in one (1%) percent or more in the number of shares of Common Stock issuable upon conversion of this Debenture.

4.4.           Manner of Adjustment.  Whenever the number of shares of Common Stock issuable upon the conversion of this Debenture is adjusted, as herein provided, the Conversion Price shall be adjusted (to the nearest cent) by multiplying such Conversion Price immediately prior to such adjustment by a fraction of which the numerator shall be the number of shares of Common Stock issuable upon the conversion of this Debenture immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock issuable immediately thereafter.

4.5.           Reorganization, Reclassification, Consolidation, Merger or Sale.  In case of any reclassification, capital reorganization, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or any other change in the Common Stock of the Company, other than as a result of a subdivision, combination, or stock dividend provided for in Section 4.1 above (any of which, a “Change Event”), then, as a condition of such Change Event, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Debenture, so that the holder shall have the right at any time prior to the Maturity Date to convert this Debenture into the kind and amount of shares of stock and other securities and property receivable in connection with such Change Event by a holder of the same number of shares of Common Stock as were obtainable by the holder immediately prior to such Change Event.  In any such case appropriate provisions shall be made with respect to the rights and interest of the holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon conversion hereof, and appropriate adjustments shall be made to the conversion price per share payable hereunder, provided the aggregate conversion price shall remain the same.

5.           Default.

5.1.           Events of Default.  The entire unpaid and unredeemed balance of the Principal Amount and all Interest accrued and unpaid on this Debenture shall, at the election of the holder, be and become immediately due and payable upon the occurrence of any of the following events (a “Default Event”):

(a)            The non-payment by the Company when due of principal and interest or of any other payment as provided in this Debenture.

(b)            If the Company, excluding any subsidiary or affiliate thereof (i) applies for or consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee or liquidator for the Company or any of its property; (ii) becomes generally unable to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors or becomes insolvent; (iv) files or is served with any petition for relief under the Bankruptcy Code or any similar federal or state statute; or (v) defaults with respect to any evidence of indebtedness or liability for borrowed money, or any such indebtedness shall not be paid as and when due and payable.

(c)            Any failure by the Company to issue and deliver shares of Common Stock as provided herein upon conversion of this Debenture.

5.2.           Remedies.  Each right, power or remedy of the holder hereof upon the occurrence of any Default Event as provided for in this Debenture or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Debenture or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder hereof of any or all such other rights, powers or remedies.

6.           Failure to Act and Waiver. No failure or delay by the holder hereof to insist upon the strict performance of any term of this Debenture or to exercise any right, power or remedy consequent upon a default hereunder shall constitute a waiver of any such term or of any such breach, or preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Debenture, the holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Debenture, or to declare a default for failure to effect such payment of any such other amount.

The failure of the holder of this Debenture to give notice of any failure or breach of the Company under this Debenture shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

7.           Consent to Jurisdiction. The Company hereby agrees and consents that any action, suit or proceeding arising out of this Debenture may be brought in any appropriate court in the State of Nevada, including the United States District Court for the District of Nevada, or in any other court having jurisdiction over the subject matter, all at the sole election of the holder hereof, and by the issuance and execution of this Debenture the Company irrevocably consents to the jurisdiction of each such court.

8.           Transfer. This Debenture shall be transferred on the books of the Company only by the registered holder hereof or by his/her attorney duly authorized in writing or by delivery to the Company of a duly executed Assignment substantially in the form attached hereto as Exhibit A. The Company shall be entitled to treat any holder of record of the Debenture as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Nevada.

9.           Notices. All notices and communications under this Debenture shall be in writing and shall be either delivered in person or accompanied by a signed receipt therefor or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: if to the Company, to 7701 E. Gray Road, Suite 104, Scottsdale, Arizona 85260, and, if to the holder of this Debenture, to the address of such holder as it appears in the books of the Company. Any notice of communication shall be deemed given and received as of the date of such delivery or mailing.

10.         Governing Law.  This Debenture shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, or, where applicable, the laws of the United States.

11.         Collection.   If action is instituted to collect this Debenture, the Company will pay all costs and expenses, including reasonable attorneys’ fees, incurred in connection with such action.  The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed under its corporate seal.

SKYE INTERNATIONAL, INC.

By:	/s/ "Perry D. Logan"

Name:	Perry D. Logan

Title:	President

Exhibit A

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby assigns to ___________________, the Unsecured Convertible Debenture of SKYE INTERNATIONAL, INC., and hereby irrevocably appoints __________________________________, Attorney, to transfer said debenture on the books of the within named corporation, with full power of substitution in the premises.

WITNESS my hand and seal this ____ day of _______________, 20___.

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